--------------------------------------------------------------------------------

INVESTMENT ADVISER    Value Line, Inc.
                      220 East 42nd Street
                      New York, NY 10017-5891

DISTRIBUTOR           Value Line Securities, Inc.
                      220 East 42nd Street
                      New York, NY 10017-5891

CUSTODIAN BANK        State Street Bank and Trust Co.
                      225 Franklin Street
                      Boston, MA 02110

SHAREHOLDER           State Street Bank and Trust Co.
SERVICING AGENT       c/o NFDS
                      P.O. Box 419729
                      Kansas City, MO 64141-6729

INDEPENDENT           Price Waterhouse LLP
ACCOUNTANTS           1177 Avenue of the Americas
                      New York, NY 10036

LEGAL COUNSEL         Peter D. Lowenstein, Esq.
                      Two Greenwich Plaza, Suite 100
                      Greenwich, CT 06830

DIRECTORS             Jean Bernhard Buttner
                      Charles E. Reed
                      Leo R. Futia
                      John W. Chandler
                      Paul Craig Roberts
                      Nancy-Beth Sheerr

OFFICERS              Jean Bernhard Buttner
                      CHAIRMAN AND PRESIDENT
                      Alan N. Hoffman
                      VICE PRESIDENT
                      Stephen E. Grant
                      VICE PRESIDENT
                      David T. Henigson
                      VICE PRESIDENT and
                      SECRETARY/TREASURER
                      Jack M. Houston
                      ASSISTANT SECRETARY/TREASURER
                      Stephen La Rosa
                      ASSISTANT SECRETARY/TREASURER

         THIS REPORT IS ISSUED FOR INFORMATION OF SHAREHOLDERS. IT IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS UNLESS PRECEDED OR ACCOMPANIED BY A CURRENTLY EFFECTIVE PROSPECTUS OF THE FUND (OBTAINABLE FROM THE DISTRIBUTOR).

                                                                       VLF612156

                      ------------------------------------

                                 ANNUAL  REPORT
                      ------------------------------------
                               DECEMBER 31, 1996
                    ----------------------------------------

                                   VALUE LINE
                                LEVERAGED GROWTH
                                INVESTORS, INC.

                                     [LOGO]

VALUE LINE LEVERAGED GROWTH INVESTORS, INC.

                                                     To Our Value Line Leveraged
-------------------------------------------

TO OUR SHAREHOLDERS:

Looking back just over a year, you may recall that 1995 was a great year for stocks; broad, unmanaged market indexes like the Standard & Poor's 500 were up almost 38% for the year. The experts warned then that 1996 probably wouldn't be a stock-market disaster, but it was unlikely that we'd see another year of double-digit returns.

Well, the experts were wrong, and 1996 was another excellent year to be invested in U.S. equities. Value Line Leveraged Growth Investors posted a solid 22.31% return for the year (including reinvested dividends), almost matching the S&P 500's very strong 22.96% total return. For the second half of the year, your Fund returned 10.13%, versus 11.68% for the benchmark S&P 500.

A large portion of our performance in 1996 rested on the splendid record of the stocks in those sectors where Leveraged Growth has been focusing, including technology, financial services, and the health-care and drug arena. In terms of major sectoral changes, we began to establish positions in the energy area (especially oilfield services) over the last year, though energy stocks have previously not been a holding.

We continue to be relatively sanguine about prospects for stock investments in 1997. Our expectations rest on the likelihood of continued modest economic growth with little inflationary pressure (see our accompanying Economic Observations for further details), the prospects for a bipartisan federal budget agreement that addresses the deficit, and the positive outlook for earnings gains among the first-rate companies whose stocks are held in the portfolio. If there is a risk on the horizon, it's that the economy could expand too rapidly and prompt the Federal Reserve to move toward a tighter monetary policy, which would result in rising interest rates and a contraction in stock prices.

As always, we appreciate your interest in and support of Value Line Leveraged Growth Investors, and we offer you our best wishes for health and prosperity as 1997 unfolds.

                Sincerely,

                /s/ Jean Bernhard Buttner
                Jean Bernhard Buttner
                CHAIRMAN and PRESIDENT

February 26, 1997

--------------------------------------------------------------------------------

                                     VALUE LINE LEVERAGED GROWTH INVESTORS, INC.

Growth Investors Shareholders
-------------------------------------------

ECONOMIC OBSERVATIONS

The signs continue to point toward a moderation in the rate of economic growth. For example, not only are the nation's factories a little less busy these days, but improvements in the auto, housing, and retail markets all appear to be leveling off. To be sure, there are still isolated instances in which selected sectors are gaining in strength. On the whole, though, the next few quarters should see a somewhat slower rate of economic expansion, with real, inflation-adjusted gross domestic product increasing on an average of 2.0%-2.5%.

Inflation, meanwhile, continues to be practically nonexistent, with prices at both the producer (or wholesale) and consumer levels either falling or going up marginally. This healthy inflation trend, moreover, is unlikely to be reversed anytime soon given the lack of serious shortages on either the labor or the raw materials fronts.

Interest rates, meanwhile, reflecting the very modest rate of economic growth and the benign nature of inflation, are unlikely to change all that much over the next year. Nevertheless, we caution that recent remarks by Federal Reserve Chairman Alan Greenspan, in which he noted that the Fed has, in the past, occasionally raised rates before higher inflation actually took hold would seem to suggest that whatever changes in borrowing costs may evolve over the next few quarters will probably involve a move toward higher rather than lower rates.

Finally, we believe that these basic themes, in which moderation prevails on the economic growth, inflation, and interest-rate fronts, will remain in place over the course of the current year. In fact, barring an unsettling series of currency, political, or military shocks in the international markets, overall stability should persist into 1998.

*PERFORMANCE DATA:

                                                                       GROWTH OF
                                                                      AN ASSUMED
                                                    AVERAGE ANNUAL   INVESTMENT OF
                                                     TOTAL RETURN       $10,000
                                                    ---------------  -------------
 1 year ended 12/31/96............................        22.31%       $  12,231
 5 years ended 12/31/96...........................        12.84%       $  18,295
10 years ended 12/31/96...........................        14.32%       $  38,121

* THE PERFORMANCE DATA QUOTED REPRESENT PAST PERFORMANCE AND ARE NO GUARANTEE OF FUTURE PERFORMANCE. THE AVERAGE ANNUAL TOTAL RETURNS AND GROWTH OF AN ASSUMED INVESTMENT OF $10,000 INCLUDE DIVIDENDS REINVESTED AND CAPITAL-GAINS DISTRIBUTIONS ACCEPTED IN SHARES. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTMENT, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN ITS ORIGINAL COST.

--------------------------------------------------------------------------------

VALUE LINE LEVERAGED GROWTH INVESTORS, INC.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN
VALUE LINE LEVERAGED GROWTH INVESTORS
AND THE S&P 500 STOCK INDEX*
                                                                   Value Line Leveraged Growth
                                                                                Investors Fund    S&P 500
                                                                                         10000      10000
01/01/1987                                                                               10281      10527
12/31/1987                                                                               10941      12269
12/31/1988                                                                               14470      16148
12/31/1989                                                                               14237      15655
12/31/1990                                                                               20837      20425
12/31/1991                                                                               20324      21981
12/31/1992                                                                               23616      24197
12/31/1993                                                                               22740      24517
12/31/1994                                                                               31168      33730
12/31/1995                                                                               38121      41474
12/31/1996

                     (PERIOD COVERED IS 1/1/87 TO 12/31/96)

--------------------------------------------------------------------------------

*THE STANDARD & POOR'S 500 INDEX (S&P 500) IS AN UNMANAGED INDEX THAT IS REPRESENTATIVE OF THE LARGER-CAPITALIZATION STOCKS TRADED IN THE UNITED STATES.

--------------------------------------------------------------------------------

                                     VALUE LINE LEVERAGED GROWTH INVESTORS, INC.

Portfolio Highlights at December 31, 1996 (unaudited)
-------------------------------------------

TEN LARGEST HOLDINGS*
                                                                         VALUE        PERCENTAGE OF
ISSUE                                                 SHARES        (IN THOUSANDS)     NET ASSETS
---------------------------------------------------------------------------------------------------
SunAmerica Inc..................................         320,000    $       14,200             3.8%
EMC Corp........................................         357,300            11,836             3.2
Intel Corp......................................          90,000            11,784             3.2
3Com Corp.......................................         150,000            11,006             3.0
Gillette Co.....................................         120,000             9,330             2.5
Citicorp........................................          90,000             9,270             2.5
Green Tree Financial Corp.......................         200,000             7,725             2.1
Deere & Co......................................         187,500             7,617             2.1
Fifth Third Bancorp.............................         120,000             7,537             2.0
Harley-Davidson, Inc............................         160,000             7,520             2.0


FIVE LARGEST INDUSTRY CATEGORIES*
                                                       VALUE         PERCENTAGE OF
INDUSTRY                                          (IN THOUSANDS)      NET ASSETS
---------------------------------------------------------------------------------------------------
Computer & Peripherals..........................  $       44,636              12.0%
Computer Software & Services....................          35,341               9.5
Medical Supplies................................          25,335               6.9
Telecommunications Equipment....................          19,219               5.2
Financial Services..............................          17,776               4.8

FIVE LARGEST NET SECURITY PURCHASES*+
                                                       COST
ISSUE                                             (IN THOUSANDS)
---------------------------------------------------------------------------------------------------
Great Atlantic & Pacific Tea Co., Inc...........          $4,397
United States Surgical Corp.....................           4,306
Monsanto Co.....................................           4,035
Louisiana Land & Exploration Co.................           4,013
Cascade Communications Corp.....................           3,970

FIVE LARGEST NET SECURITY SALES*+
                                                     PROCEEDS
ISSUE                                             (IN THOUSANDS)
---------------------------------------------------------------------------------------------------
Hewlett-Packard Co..............................          $8,096
Clayton Homes, Inc..............................           6,798
International Business Machines Corp............           6,165
Merck & Co., Inc................................           5,837
McDonald's Corp.................................           4,642

*  EXCLUSIVE OF FIXED INCOME SECURITIES
+  FOR THE SIX MONTH PERIOD ENDED 12/31/96

--------------------------------------------------------------------------------

VALUE LINE LEVERAGED GROWTH INVESTORS, INC.

Schedule of Investments                                        December 31, 1996
-------------------------------------------

                                                                                     VALUE
    SHARES                                                                      (IN THOUSANDS)
-----------------------------------------------------------------------------------------------
COMMON STOCKS (97.5%)

                  ADVERTISING (1.2%)
        100,000   Omnicom Group, Inc..........................................  $        4,575

                  AEROSPACE/DEFENSE (1.6%)
         90,000   McDonnell Douglas Corp......................................           5,760

                  BANK (4.0%)
         90,000   Bank of Boston Corp.........................................           5,783
         90,000   Citicorp....................................................           9,270
                                                                                ---------------
                                                                                        15,053

                  BANK-MIDWEST (2.0%)
        120,000   Fifth Third Bancorp.........................................           7,537

                  BEVERAGE-
                    SOFT DRINK (2.0%)
        140,000   Coca-Cola Co................................................           7,368

                  CHEMICAL-BASIC (1.2%)
        110,000   Monsanto Co.................................................           4,276

                  CHEMICAL-
                    DIVERSIFIED (1.1%)
        100,000   Millipore Corp..............................................           4,137

                  CHEMICAL-SPECIALTY (2.9%)
        240,000   *Airgas, Inc................................................           5,280
        120,000   Praxair, Inc................................................           5,535
                                                                                ---------------
                                                                                        10,815

                  COMPUTER &
                    PERIPHERALS (12.0%)
         60,000   *Cabletron Systems, Inc.....................................           1,995
         60,000   *Cascade Communications Corp................................           3,307
        110,000   *Cisco Systems, Inc.........................................           6,999
        140,000   *Dell Computer Corp.........................................           7,438
        357,300   *EMC Corp...................................................          11,836
         80,000   *Sun Microsystems, Inc......................................           2,055
        150,000   *3Com Corp..................................................          11,006
                                                                                ---------------
                                                                                        44,636
                                                                                     VALUE
    SHARES                                                                      (IN THOUSANDS)
-----------------------------------------------------------------------------------------------

                  COMPUTER SOFTWARE
                    & SERVICES (9.5%)
         50,000   *Ceridian Corp..............................................  $        2,025
        126,000   Computer Associates International, Inc......................           6,269
        180,000   First Data Corp.............................................           6,570
         75,000   *FIserv Inc.................................................           2,756
         80,000   *Microsoft Corp.............................................           6,610
        180,000   *Oracle Systems Corp........................................           7,515
         70,000   *Parametric Technology Corp.................................           3,596
                                                                                ---------------
                                                                                        35,341

                  DIVERSIFIED
                    COMPANIES (2.5%)
        100,000   Danaher Corp................................................           4,662
        112,500   *Thermo Electron Corp.......................................           4,641
                                                                                ---------------
                                                                                         9,303

                  DRUG (3.5%)
         90,000   *Amgen, Inc.................................................           4,894
         36,000   Pfizer, Inc.................................................           2,983
         80,000   Schering-Plough Corp........................................           5,180
                                                                                ---------------
                                                                                        13,057

                  ELECTRONICS (0.8%)
         50,000   Avnet, Inc..................................................           2,913

                  FINANCIAL SERVICES (4.8%)
        315,000   *CUC International, Inc.....................................           7,481
         40,000   Finova Group, Inc...........................................           2,570
        200,000   Green Tree Financial Corp...................................           7,725
                                                                                ---------------
                                                                                        17,776

                  GROCERY (1.3%)
        150,000   Great Atlantic & Pacific Tea Co., Inc.......................           4,781

                  HEALTHCARE INFORMATION
                    SYSTEMS (1.6%)
        100,000   HBO & Co....................................................           5,938

                  HOTEL/GAMING (1.1%)
        160,000   Hilton Hotels Corp..........................................           4,180

--------------------------------------------------------------------------------

                                     VALUE LINE LEVERAGED GROWTH INVESTORS, INC.

                                                               DECEMBER 31, 1996
-------------------------------------------

                                                                                     VALUE
    SHARES                                                                      (IN THOUSANDS)
-----------------------------------------------------------------------------------------------
                  INDUSTRIAL
                    SERVICES (0.6%)
         65,000   *Robert Half International, Inc.............................  $        2,234

                  INSURANCE-
                    DIVERSIFIED (1.8%)
         20,000   American International Group, Inc...........................           2,165
         60,000   MGIC Investment Corp........................................           4,560
                                                                                ---------------
                                                                                         6,725

                  INSURANCE-LIFE (3.8%)
        320,000   SunAmerica, Inc.............................................          14,200

                  MACHINERY (0.7%)
         50,000   Dover Corp..................................................           2,513

                  MACHINERY-CONSTRUCTION
                    & MINING (2.1%)
        187,500   Deere & Co..................................................           7,617

                  MEDICAL SERVICES (1.8%)
        100,000   *HealthCare COMPARE Corp....................................           4,237
         80,000   Omnicare, Inc...............................................           2,570
                                                                                ---------------
                                                                                         6,807

                  MEDICAL SUPPLIES (6.9%)
         40,000   *Boston Scientific Corp.....................................           2,400
        160,000   Invacare Corp...............................................           4,400
        100,000   Johnson & Johnson...........................................           4,975
         80,000   Medtronic, Inc..............................................           5,440
        140,000   Stryker Corp................................................           4,183
        100,000   United States Surgical Corp.................................           3,937
                                                                                ---------------
                                                                                        25,335

                  OFFICE EQUIPMENT
                    & SUPPLIES (2.0%)
        120,000   Danka Business Systems PLC (ADR)............................           4,245
        185,625   *Staples, Inc...............................................           3,353
                                                                                ---------------
                                                                                         7,598
                                                                                     VALUE
    SHARES                                                                      (IN THOUSANDS)
-----------------------------------------------------------------------------------------------

                  OILFIELD SERVICES/
                    EQUIPMENT (0.9%)
         65,000   *BJ Services Co.............................................  $        3,315

                  PETROLEUM-
                    PRODUCING (1.0%)
         70,000   Louisiana Land & Exploration Co.............................           3,754

                  RAILROAD (1.0%)
         95,000   *Wisconsin Central Transportation Corp......................           3,764

                  RECREATION (2.0%)
        160,000   Harley-Davidson, Inc........................................           7,520

                  RETAIL BUILDING
                    SUPPLY (1.1%)
         80,000   Home Depot, Inc.............................................           4,010

                  RETAIL-
                    SPECIAL LINES (2.8%)
        220,000   *CompUSA, Inc...............................................           4,538
        120,000   Gap, Inc....................................................           3,615
        100,000   *PETsMART, Inc..............................................           2,187
                                                                                ---------------
                                                                                        10,340

                  RETAIL STORE (2.0%)
        140,625   Dollar General Corp.........................................           4,500
         70,000   *Kohl's Corp................................................           2,748
                                                                                ---------------
                                                                                         7,248

                  SEMICONDUCTOR (3.2%)
         90,000   Intel Corp..................................................          11,784

                  SHOE (1.1%)
         70,000   NIKE, Inc. Class B..........................................           4,183

                  TELECOMMUNICATIONS
                    EQUIPMENT (5.2%)
        200,000   *ADC Telecommunications, Inc................................           6,225
         67,500   *Andrew Corp................................................           3,582
        200,000   *Newbridge Networks Corp....................................           5,650
        100,000   *Tellabs, Inc...............................................           3,762
                                                                                ---------------
                                                                                        19,219

--------------------------------------------------------------------------------

VALUE LINE LEVERAGED GROWTH INVESTORS, INC.

SCHEDULE OF INVESTMENTS
-------------------------------------------

   SHARES OR                                                                         VALUE
   PRINCIPAL                                                                     (IN THOUSANDS
    AMOUNT                                                                        EXCEPT PER
(IN THOUSANDS)                                                                   SHARE AMOUNT)
-----------------------------------------------------------------------------------------------
                  TELECOMMUNICATION
                    SERVICES (1.9%)
        35,000    Cincinnati Bell, Inc........................................  $        2,157
       260,000    *Loral Space & Communications Ltd...........................           4,777
                                                                                ---------------
                                                                                         6,934

                  TOILETRIES/
                    COSMETICS (2.5%)
       120,000    Gillette Co.................................................           9,330
                                                                                ---------------
                  TOTAL COMMON STOCKS AND TOTAL INVESTMENT SECURITIES (97.5%)
                    (COST $200,063)...........................................         361,876
                                                                                ---------------

SHORT-TERM INVESTMENTS (2.2%)

                  U.S. TREASURY
                    OBLIGATIONS (0.8%)
$          213    **U.S. Treasury Bills 4.99%, 3/6/97.........................             211
         1,060    U.S. Treasury Bills 4.85%, 3/6/97...........................           1,051
         1,600    **U.S. Treasury Bills 5.02%, 3/13/97........................           1,584
                                                                                ---------------
                                                                                         2,846

                                                                                     VALUE
   PRINCIPAL                                                                     (IN THOUSANDS
    AMOUNT                                                                        EXCEPT PER
(IN THOUSANDS)                                                                   SHARE AMOUNT)
-----------------------------------------------------------------------------------------------
                  REPURCHASE AGREEMENT  (1.4%)
                    (INCLUDING ACCRUED INTEREST)
$        5,100    Collateralized by $5,085,000 U.S. Treasury Notes 6 3/4%, due
                    5/31/99, with a value of $5,213,000 (with Morgan Stanley &
                    Co., Inc. 6 1/4%, dated 12/31/96, due 1/2/97, delivery
                    value of $5,102,000)......................................  $        5,101
                                                                                ---------------

                  TOTAL SHORT-TERM INVESTMENTS
                    (COST $7,947).............................................           7,947
                                                                                ---------------

CASH AND RECEIVABLES
LESS LIABILITIES (0.3%).......................................................           1,237
                                                                                ---------------

NET ASSETS (100%).............................................................  $      371,060
                                                                                ---------------

NET ASSET VALUE, OFFERING
AND REDEMPTION PRICE PER OUTSTANDING SHARE
($371,060,000  DIVIDED BY 11,776,700 SHARES
OF CAPITAL STOCK OUTSTANDING).................................................
                                                                                $        31.51
                                                                                ---------------

*  NON-INCOME PRODUCING
** THESE SECURITIES ARE SEGREGATED TO COVER INITIAL MARGIN
   REQUIREMENTS ON THE FOLLOWING OPEN SHORT FINANCIAL FUTURES CONTRACTS:

                                                                 NUMBER OF      UNREALIZED     CONTRACT
                                                                 CONTRACTS         LOSS          VALUE
                                                                                     (IN THOUSANDS)
                                                              -------------------------------------------
S & P 500 Index
  March/97..................................................           200       $     506     $  74,450

SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------

Statement of Assets and Liabilities
at December 31, 1996

                                                                    DOLLARS
                                                                 (IN THOUSANDS
                                                               EXCEPT PER SHARE
                                                                    AMOUNT)
                                                              -------------------
ASSETS:
Investment securities, at value
  (Cost--$200,063)..........................................  $          361,876
Short-term investments (Cost--$7,947).......................               7,947
Cash........................................................                  81
Variation margin on futures contracts.......................               1,460
Dividends receivable........................................                 185
Receivable for capital shares sold..........................                  86
                                                                        --------
    TOTAL ASSETS............................................             371,635
                                                                        --------
LIABILITIES:
Payable for capital shares repurchased......................                 213
Accrued expenses:
  Advisory fee..............................................                 237
  Other.....................................................                 125
                                                                        --------
    TOTAL LIABILITIES.......................................                 575
                                                                        --------
NET ASSETS..................................................  $          371,060
                                                                        --------
NET ASSETS CONSIST OF:
Capital stock, at $1.00 par value (authorized 50,000,000,
  outstanding 11,776,700 shares)............................  $           11,777
Additional paid-in capital..................................             198,386
Accumulated net realized loss on investments................                (410)
Unrealized net appreciation of investments..................             161,307
                                                                        --------
NET ASSETS..................................................  $          371,060
                                                                        --------
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER
  OUTSTANDING SHARE ($371,060,000  DIVIDED BY 11,776,700
  SHARES OUTSTANDING).......................................  $            31.51
                                                                        --------

                           STATEMENT OF OPERATIONS
                    FOR THE YEAR ENDED DECEMBER 31, 1996
                                                                     DOLLARS)
                                                               (IN THOUSANDS
INVESTMENT INCOME:
Dividends (Net of foreign withholding taxes of $3)..........  $        2,446
Interest....................................................             731
                                                              ---------------
    Total Income............................................           3,177
                                                              ---------------
EXPENSES:
Advisory fee................................................           2,815
Transfer agent fees.........................................             146
Auditing and legal fees.....................................              49
Custodian fees..............................................              47
Telephone and wire charges..................................              33
Commitment fee..............................................              32
Registration and filing fees................................              28
Interest expense............................................              27
Printing and stationery.....................................              27
Insurance, dues and other...................................              19
Postage.....................................................              17
Directors' fees and expenses................................              13
                                                              ---------------
    Total Expenses before Custody Credits...................           3,253
    Less: Custody Credits...................................              (4)
                                                              ---------------
    Net Expenses............................................           3,249
                                                              ---------------
INVESTMENT LOSS--NET........................................             (72)
                                                              ---------------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS--NET:
  Realized Gain--Net (includes $3,472 loss on futures
   contracts)...............................................          32,084
  Change in Unrealized Appreciation (includes $506
   depreciation on futures contracts outstanding)...........          43,388
                                                              ---------------
NET REALIZED GAIN AND CHANGE IN UNREALIZED APPRECIATION ON
  INVESTMENTS...............................................          75,472
                                                              ---------------
NET INCREASE IN NET ASSETS FROM OPERATIONS..................  $       75,400
                                                              ---------------

SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------

VALUE LINE LEVERAGED GROWTH INVESTORS, INC.

STATEMENT OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31, 1996 AND 1995
------------------------------------------------------------------------

                                             1996        1995
                                          ----------------------
                                          (DOLLARS IN THOUSANDS)
OPERATIONS:
  Investment (loss) income--net.........  $      (72) $      980
  Realized gain on investments--net.....      32,084      39,174
  Change in unrealized appreciation.....      43,388      58,015
                                          ----------------------
  Net increase in net assets from
  operations............................      75,400      98,169
                                          ----------------------

DISTRIBUTIONS TO SHAREHOLDERS:
  Investment income--net................          (4)       (976)
  Realized gain from investment
  transactions--net.....................     (35,996)    (33,913)
                                          ----------------------
  Total distributions...................     (36,000)    (34,889)
                                          ----------------------

CAPITAL SHARE TRANSACTIONS:
  Proceeds from sale of shares..........     143,236     155,520
  Proceeds from reinvestment of
  distributions to shareholders.........      34,250      33,320
  Cost of shares repurchased............    (183,106)   (179,643)
                                          ----------------------
  (Decrease) Increase from capital share
  transactions..........................      (5,620)      9,197
                                          ----------------------

TOTAL INCREASE..........................      33,780      72,477

NET ASSETS:
  Beginning of year.....................     337,280     264,803
                                          ----------------------
  End of year...........................  $  371,060  $  337,280
                                          ----------------------

UNDISTRIBUTED INVESTMENT INCOME--NET, AT
  END OF YEAR...........................  $       --  $        4
                                          ----------------------

SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------

                                     VALUE LINE LEVERAGED GROWTH INVESTORS, INC.

NOTES TO FINANCIAL STATEMENTS
-------------------------------------------

1.SIGNIFICANT ACCOUNTING POLICIES

Value Line Leveraged Growth Investors, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company whose sole investment objective is to realize capital growth. The Fund may employ "leverage" by borrowing money and using it for the purchase of additional securities. Borrowing for investment increases both investment opportunity and investment risk.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates of certain reported amounts in the financial statements. Actual results may differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

(A) SECURITY VALUATION. Securities listed on a securities exchange and over-the-counter securities traded on the NASDAQ national market system are valued at the closing sales price on the date as of which the net asset value is being determined. In the absence of closing sales prices for such securities and for securities traded in the over-the- counter market, the security is valued at the midpoint between the latest available and representative asked and bid prices. Unrealized gain or loss on open futures contracts is calculated based on the closing price reported on the exchange on which the futures contracts are traded. Securities for which market quotations are not readily available or which are not readily marketable and all other assets of the Fund are valued at fair value as the Board of Directors may determine in good faith. Short-term instruments with maturities of 60 days or less, at the date of purchase, are valued at amortized cost which approximates market value.

(B) REPURCHASE AGREEMENTS. In connection with transactions in repurchase agreements, the Fund's custodian takes possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to ensure the adequacy of the collateral. In the event of default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization, and/or retention of the collateral or proceeds may be subject to legal proceedings.

(C) FEDERAL INCOME TAXES. It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies, including the distribution requirements of the Tax Reform Act of 1986, and to distribute all of its taxable income to its shareholders. Therefore, no Federal income tax or excise tax provision is required.

(D) SECURITY TRANSACTIONS AND DISTRIBUTIONS. Security transactions are accounted for on the date the securities are purchased or sold. Interest income is accrued as earned. Realized gains and losses on sales of securities are calculated for financial accounting and Federal income tax purposes on the identified cost basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

(E) AMORTIZATION. Discounts on debt securities are amortized to interest income over the life of the security with a corresponding increase to the security's cost basis; premiums on debt securities are not amortized.

(F) FINANCIAL FUTURES CONTRACTS. A financial futures contract is an agreement between two parties to buy or sell financial instruments at a set price on a future date. Upon entering into such a contract the Fund is required to pledge to the broker cash, or U.S. Government securities, equal to the minimum "initial margin" requirements of the applicable futures exchange. Pursuant to the contract,

--------------------------------------------------------------------------------

VALUE LINE LEVERAGED GROWTH INVESTORS, INC.

-------------------------------------------
the Fund agrees to receive from or to pay the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as "variation margin" and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

2.CAPITAL SHARE TRANSACTIONS, DIVIDENDS AND DISTRIBUTIONS
  TO SHAREHOLDERS

Transactions in capital stock were as follows: (in thousands except per share amounts)

                                                      1996       1995
                                                    --------------------
Shares sold.......................................      4,499      5,497
Shares issued to shareholders in reinvestment of
  dividends and distributions.....................      1,077      1,178
                                                    --------------------
                                                        5,576      6,675
Shares repurchased................................      5,633      6,265
                                                    --------------------
Net (decrease) increase...........................        (57)       410
                                                    --------------------
Dividends per share from net investment income....  $   .0004  $    .091
                                                    --------------------
Distributions per share from net realized gains...  $  3.3810  $   3.159
                                                    --------------------

3.PURCHASES AND SALES OF SECURITIES

Purchases and sales of investment securities, excluding short-term securities, were as follows:

                                                         1996
                                                    --------------
                                                    (IN THOUSANDS)
PURCHASES:
Investment Securities.............................    $  123,767
                                                    --------------
SALES:
Investment Securities.............................  $    173,499
                                                    --------------

At December 31, 1996, the aggregate cost of investments securities and repurchase agreements for federal income tax purposes, was $208,306,000. The aggregate appreciation and depreciation of investments at December 31, 1996, based on a comparison of investment values and their costs for federal income tax purposes was $163,739,000 and $2,222,000, respectively, resulting in a net appreciation of $161,517,000.

Permanent book-tax differences relating to shareholder distributions are reclassified within the composition of net asset accounts. In the current year the net investment loss of $72,000 was reclassified to paid-in capital. Net investment loss, net realized gain (loss), and net assets were not affected by this reclassification.

4.INVESTMENT ADVISORY CONTRACT, MANAGEMENT FEES, AND
  TRANSACTIONS WITH AFFILIATES

An advisory fee of $2,815,000 was paid or payable to Value Line, Inc. (the Adviser), the Fund's investment adviser, for the year ended December 31, 1996. This was computed at an annual rate of 3/4 of 1% of average daily net assets for the year and paid monthly. The Adviser provides research, investment programs and supervision of the investment portfolio and pays costs of administrative services, office space, equipment and compensation of administrative, bookkeeping and clerical personnel necessary for managing the affairs of the Fund. The Adviser also provides persons, satisfactory to the Fund's Board of Directors, to act as officers and employees of the Fund and pays their salaries and wages. The Fund bears all other costs and expenses.

A fee of $2,880 for printing services was paid or payable to the Adviser for the year ended December 31, 1996.

Certain officers and directors of the Adviser and its wholly owned subsidiary, Value Line Securities, Inc. (the Fund's distributor and a registered broker/dealer), are also officers and a director of the Fund. During the year ended December 31, 1996, the Fund paid brokerage commissions totalling $202,000 to the distributor, which clears its transactions through unaffiliated brokers.

--------------------------------------------------------------------------------

                                     VALUE LINE LEVERAGED GROWTH INVESTORS, INC.

-------------------------------------------

The Adviser and/or affiliated companies and the Value Line, Inc. Profit Sharing and Savings Plan, owned 707,000 shares of the Fund's capital stock, representing 6.1% of the outstanding shares at December 31, 1996.

5.BORROWING ARRANGEMENT

The Fund has a line of credit agreement with State Street Bank and Trust (SSBT), in the amount of $37,500,000. The terms of the agreement are as follows: The first $12.5 million is available on a committed basis which at the Fund's option may be either at the Bank's prime rate or at the Federal Funds Rate plus 1%, whichever is less, and will be subject to a commitment fee of 1/4 of 1% on the unused portion thereof; amounts in excess of $12.5 million are made available on an unsecured basis at the same interest rate options stated above.

The Fund had no borrowings outstanding at December 31, 1996. The weighted average amount of bank loans outstanding for the year ended December 31, 1996, amounted to approximately $398,000 at a weighted average interest rate of 6.7%. For the year then ended, interest expense of approximately $27,000 and commitment fees of approximately $32,000 relating to borrowings under the agreement were paid or payable to SSBT.

6.FINANCIAL INSTRUMENTS WITH OFF-BALANCE SHEET RISK

During the year, the Fund sold stock index futures contracts to hedge its portfolio positions against price fluctuations. Futures contracts involve elements of credit and market risk in excess of the amounts reflected in the Statement of Assets and Liabilities. The contract amounts of these futures contracts reflect the extent of the Fund's exposure to off-balance sheet risk. At December 31, 1996, the Fund held an open short position of 200 S&P 500 index contracts expiring March 1997 with a notional value of $74,450,000.

The Fund purchases or sells futures contracts only on exchanges or a board of trade. The exchange or board of trade acts as the counterparty to the Fund's futures transactions; therefore, the Fund's credit risk is limited to the failure of the exchange or board of trade. The Fund bears the market risk which arises from any changes in security values.

--------------------------------------------------------------------------------

VALUE LINE LEVERAGED GROWTH INVESTORS, INC.

                                                            FINANCIAL HIGHLIGHTS
-------------------------------------------
SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR:

                                                                               YEARS ENDED DECEMBER 31,
                                                        ----------------------------------------------------------------------
                                                           1996           1995           1994           1993           1992
                                                        ----------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF YEAR..................    $   28.50      $   23.18      $   24.67      $   22.15      $   25.64
                                                        ----------------------------------------------------------------------
   INCOME (LOSS) FROM INVESTMENT OPERATIONS:
      Net investment (loss) income..................         (.01)           .09            .12            .06            .16
      Net gains or losses on securities
        (both realized and unrealized)..............         6.40           8.48          (1.05)          3.50           (.81)
                                                        ----------------------------------------------------------------------
      Total from investment operations..............         6.39           8.57           (.93)          3.56           (.65)
                                                        ----------------------------------------------------------------------

   LESS DISTRIBUTIONS:
      Dividends from net investment income..........             #          (.09)          (.12)          (.06)          (.15)
      Distributions from capital gains..............        (3.38)         (3.16)          (.31)          (.98)         (2.69)
      Distributions in excess of capital gains......           --             --           (.13)            --             --
                                                        ----------------------------------------------------------------------
      Total distributions...........................        (3.38)         (3.25)          (.56)         (1.04)         (2.84)
                                                        ----------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR........................    $   31.51      $   28.50      $   23.18      $   24.67      $   22.15
                                                        ----------------------------------------------------------------------
TOTAL RETURN........................................       +22.31%        +37.06%         -3.71%        +16.20%         -2.46%
                                                        ----------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in thousands)..............    $ 371,060      $ 337,280      $ 264,803      $ 302,345      $ 290,547
Ratio of operating expenses to average net assets...          .87%(1)        .88%           .89%           .90%           .93%
Ratio of interest expense to average net assets.....          .01%            --             --            .02%            --
Ratio of net investment (loss) income to average net
  assets............................................         (.02)%           31%           .49%           .22%           .62%
Portfolio turnover rate.............................           34%            54%            49%            80%           208%
Average commissions paid per share of common stock
  investments purchased/sold........................    $    .049(2)          --             --             --             --
Average amount of debt outstanding during the year
  (in thousands)....................................    $     398      $      44             --      $   1,651             --
Average number of shares outstanding during the year
  (in thousands)....................................       11,752         11,357         11,635         12,410         12,530
Average amount of debt per outstanding share during
  the year..........................................    $     .03      $    .004             --      $     .13             --

#  DIVIDEND PAID WAS LESS THAN ONE CENT.
(1)BEFORE OFFSET FOR CUSTODY CREDITS.
(2)DISCLOSURE EFFECTIVE FOR FISCAL YEARS BEGINNING ON OR AFTER 9/1/95.

SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------

                                     VALUE LINE LEVERAGED GROWTH INVESTORS, INC.

Report of Independent Accountants
-------------------------------------------

TO THE SHAREHOLDERS AND BOARD OF DIRECTORS
OF VALUE LINE LEVERAGED GROWTH INVESTORS, INC.

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Value Line Leveraged Growth Investors, Inc. (the "Fund") at December 31, 1996, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1996 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP
1177 AVENUE OF THE AMERICAS
NEW YORK, NY 10036

February 18, 1997

--------------------------------------------------------------------------------

VALUE LINE LEVERAGED GROWTH INVESTORS, INC.

                         The Value Line Family of Funds
-------------------------------------------

1950--THE VALUE LINE FUND seeks long-term growth of capital along with modest current income by investing substantially all of its assets in common stocks or securities convertible into common stock.

1952--THE VALUE LINE INCOME FUND'S primary investment objective is income, as high and dependable as is consistent with reasonable growth. Capital growth to increase total return is a secondary objective.

1956--THE VALUE LINE SPECIAL SITUATIONS FUND seeks to obtain long-term growth of capital by investing not less than 80% of its assets in "special situations". No consideration is given to achieving current income.

1972--VALUE LINE LEVERAGED GROWTH INVESTORS' sole investment objective is to realize capital growth by investing substantially all of its assets in common stocks. The Fund may borrow up to 50% of its net assets to increase its purchasing power.

1979--THE VALUE LINE CASH FUND, a money market fund, seeks high current income consistent with preservation of capital and liquidity.

1981--VALUE LINE U.S. GOVERNMENT SECURITIES FUND seeks maximum income without undue risk to principal. Under normal conditions, at least 80% of the value to its assets will be invested in issues of the U.S. Government and its agencies and instrumentalities.

1983--VALUE LINE CENTURION FUND* seeks long-term growth of capital as its sole objective by investing primarily in stocks ranked 1 or 2 by Value Line for year-ahead relative performance.

1984--THE VALUE LINE TAX EXEMPT FUND seeks to provide investors with maximum income exempt from federal income taxes while avoiding undue risk to principal. The Fund offers investors a choice of two portfolios: a Money Market Portfolio and a High-Yield Portfolio.
1985--VALUE LINE CONVERTIBLE FUND seeks high current income together with capital appreciation primarily from convertible securities ranked 1 or 2 for year-ahead performance by the Value Line Convertible Ranking System.

1986--VALUE LINE AGGRESSIVE INCOME TRUST seeks to maximize current income by investing in high-yielding, lower-rated, fixed-income corporate securities.

1987--VALUE LINE NEW YORK TAX EXEMPT TRUST seeks to provide New York taxpayers with maximum income exempt from New York State, New York City and federal individual income taxes while avoiding undue risk to principal.

1987--VALUE LINE STRATEGIC ASSET MANAGEMENT TRUST* invests in stocks, bonds and cash equivalents according to computer trend models developed by Value Line. The objective is to professionally manage the optimal allocation of these investments at all times.

1992--VALUE LINE INTERMEDIATE BOND FUND seeks high current income consistent with low volatility of principal by investing in a diversified portfolio of investment-debt securities with a dollar-weighted average portfolio maturity of between three and ten years.

1993--VALUE LINE SMALL-CAP GROWTH FUND invests primarily in common stocks or securities convertible into common stock, with its primary objective being long-term growth of capital.

1993--VALUE LINE ASSET ALLOCATION FUND seeks high total investment return, consistent with reasonable risk. The Fund invests in stocks, bonds and money market instruments utilizing quantitative modeling to determine the correct asset mix.

1995--VALUE LINE U.S. MULTINATIONAL COMPANY FUND'S investment objective is maximum total return. It invests primarily in securities of U.S. companies that have significant sales from international operations.

* ONLY AVAILABLE THROUGH THE PURCHASE OF GUARDIAN INVESTOR, A TAX DEFERRED VARIABLE ANNUITY, OR VALUEPLUS, A VARIABLE LIFE INSURANCE POLICY.

FOR MORE COMPLETE INFORMATION ABOUT ANY OF THE VALUE LINE FUNDS, INCLUDING CHARGES AND EXPENSES, SEND FOR A PROSPECTUS FROM VALUE LINE SECURITIES, INC., 220 EAST 42ND STREET, NEW YORK, NEW YORK 10017-5891 OR CALL 1-800-223-0818, 24
HOURS A DAY, 7 DAYS A WEEK. READ THE PROSPECTUS CAREFULLY BEFORE YOU INVEST OR SEND MONEY.

--------------------------------------------------------------------------------

16